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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 6, 2001


                              GOODRICH CORPORATION
               (Exact Name of Registrant as Specified in Charter)



New York                            1-892                        34-0252680
(State or Other                  (Commission                    (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000
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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a) Financial Statements of Businesses Acquired.

           None.

       (b) Pro Forma Financial Information

           None.

       (c) Exhibits

           Exhibit 99.1 Goodrich Corporation press release dated November 5, 2001 titled "Goodrich To Webcast Presentation From Goldman Sachs Capital Goods Conference".

           Exhibit 99.2 Excerpts from presentation materials of Marshall O. Larsen, President and Chief Operating Officer of Goodrich Corporation's aerospace business, to be delivered on November 6, 2001 at the Goldman Sachs Global Capital Goods Conference.


ITEM 9.    REGULATION FD DISCLOSURE

       Marshall O. Larsen, President and Chief Operating Officer of Goodrich Corporation's aerospace business, will address the Goldman Sachs Global Capital Goods Conference in New York City on Tuesday, November 6, 2001.

       Details regarding the means by which interested persons may listen to the address and view the related presentation materials are set forth in the press release filed as Exhibit 99.1 hereto. Excerpts from the presentation materials to be delivered by Mr. Larsen at the conference are filed as Exhibit 99.2 hereto.



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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GOODRICH CORPORATION
                                           (Registrant)


Date: November 6, 2001                     By: /s/ Kenneth L. Wagner
                                               ---------------------------
                                               Kenneth L. Wagner
                                               Assistant Secretary



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